                                                                    EXHIBIT 10.1

                               SECOND AMENDMENT TO
                   RESTATED AND CONSOLIDATED CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO RESTATED AND CONSOLIDATED CREDIT AGREEMENT (the "Amendment") is executed effective as of the 21st day of November, 2001 by and among CANAAN ENERGY CORPORATION, an Oklahoma corporation, successor by merger to Indian Oil Company, Coral Reserves Natural Gas Income Fund 1990 Limited Partnership, Coral Reserves Natural Gas Income Fund 1991 Limited Partnership, Coral Reserves Natural Gas Income Fund 1992 Limited Partnership, Coral Reserves Natural Gas Income Fund 1993 Limited Partnership, Coral Reserves 1993 Institutional Limited Partnership, Coral Reserves Energy Income Fund 1995 Limited Partnership, Coral Reserves 1996 Institutional Limited Partnership, and Coral Reserves Energy Income Fund 1996 Limited Partnership (the "Borrower"), BANK ONE, NA, successor and assignor of Bank One, Oklahoma, N.A., a national banking association ("Bank One"), each of the financial institutions which is a party to the Restated and Consolidated Credit Agreement dated as of October 23, 200 (the "Credit Agreement") by and among the parties hereto (as evidenced by the signature pages to this Amendment) or which may from time to time become a party to the Agreement pursuant to the provisions of Section 28 of the Agreement or any successor or assignee thereof (hereinafter collectively referred to as "Banks", and individually, as a "Bank"), Bank One, as Agent ("Agent"), and Banc One Capital Markets, Inc., as Sole Arranger and Sole Book Runner ("Arranger").

                                   WITNESSETH:

         WHEREAS, the Borrower and the Banks have previously entered into a certain Credit Agreement dated as of October 23, 2000, as amended by Amendment No. 1 dated October 9, 2001, providing for a revolving credit facility as describe therein; and

         WHEREAS, the obligations described in the Credit Agreement are secured by, among other things not specifically set forth herein, certain property as more particularly described in the Credit Agreement and the Security Instruments executed and delivered in connection therewith; and

         WHEREAS, all capitalized terms not otherwise defined herein shall have those meanings assigned to such terms in the Credit Agreement; and

         WHEREAS, the Borrower and the Banks desire to amend the Credit Agreement in order to evidence certain changes to the Credit Agreement as more particularly set forth herein;

         WHEREAS, the parties acknowledge and understand that Canaan Energy Corporation is the sole Borrower under the Credit Agreement resulting from it's the merger of all other Borrowers executing the original Credit Agreement into it with it being the surviving entity.

         NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Banks hereby agree to amend the Credit Agreement as follows:

         A. CHANGES TO THE CREDIT AGREEMENT.

         1. Section 13 of the Credit Agreement, NEGATIVE COVENANTS, at sub-paragraph (u), is hereby amended and restated in its entirety in order to permit the Borrower to repurchase up to $6,722,028.00 in additional common stock as follows:

            (u) Except as may be otherwise set forth herein or in the Plan of Combination, the Borrower shall not repurchase nor set aside any funds to repurchase any stock or partnership interests. Notwithstanding the above, the Borrower shall be entitled to utilize up to $6,900,000.00, in the aggregate, to repurchase Canaan stock which amount shall include stock repurchases occurring prior to November 20, 2001. The Borrower's ability to repurchase such Canaan Stock shall expire on December 20, 2001. Except as may be otherwise set forth herein or in the Plan of Combination, the Borrowers' ability to repurchase Canaan stock will expire at 12:01 a.m. December 20, 2001.

         2. Bank One Capital Markets, Inc. is hereby added as a party to the Credit Agreement as Sole Lead Arranger and Sole Book Runner.

         3. All references in the Credit Agreement to the term "Borrowers" shall hereinafter be deemed to refer to Borrower in the singular tense.

         B. REPRESENTATIONS AND WARRANTIES.

         The Borrower hereby represents and warrants to the Banks that:

         1. The Borrower's execution and delivery of this Amendment and performance of its obligations hereunder: (a) are and will be within its powers;
(b) are duly authorized by its board of directors; (c) are not and will not be in contravention of any law, statute, rule or regulation, the terms of its articles of incorporation and bylaws, nor of any agreement or undertaking to which the Borrower or any of its properties are bound; (d) do not require any consent or approval (including governmental) which has not been given; and (e) will not result in the imposition of liens, charges or encumbrances on any of its properties or assets, except those in favor of the Banks hereunder.

         2. This Amendment, when duly executed and delivered, will constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with its terms.

         3. All financial statements, balance sheets, income statements and other financial data which have been or are hereafter furnished to the Banks by the Borrower to induce the Banks to make the loans under the Credit Agreement and to execute this Amendment do, and as to subsequent financial statements will, fairly represent the Borrower's financial condition as of the dates for which the same are furnished, and will be complete insofar as completeness may be necessary to give the Banks a true and accurate knowledge of the subject matter. Since the date of the last such financial statements or other financial data provided to the Banks, no material adverse change has occurred in the operations or condition, financial or otherwise, of the Borrower, nor, has the Borrower incurred, any material liabilities or made any material investment or guarantees, direct or contingent, in any single case or in the aggregate, which has not been disclosed to the Banks.

         4. All of the Borrower's other representations and warranties set forth in the Credit Agreement are true and correct on and as of the date hereof with the same effect as though made and repeated by the Borrower as of the date hereof.

         C. CONDITIONS PRECEDENT.

         The Banks' obligations under the Credit Agreement, as hereby amended, are subject to the following conditions:

         1. Each Bank and the Borrower shall have executed and delivered this Amendment and any amendments to other Loan Documents as the Agent may request.

         2. The Borrower shall have paid each Bank $5,000.00 as an amendment fee in addition to the waiver fee as set forth in that certain waiver letter dated as of November 21, 2001 and shall have paid Bank One the arrangement fee agreed upon in that certain Letter with Bank One dated as of November 21, 2001.

         3. The Agent shall have received certificates dated as of a recent date from the Secretary of State evidencing Borrower's existence or qualification and good standing in the State of Oklahoma.

         4. The Borrower shall have satisfied all conditions set forth in the Credit Agreement.

         5. As of the date hereof, no Event of Default nor any event, which, with the giving of notice or lapse of time, would constitute an Event of Default shall have occurred and be continuing.

         D. OTHER COVENANTS AND MISCELLANEOUS TERMS.

         1. Except as expressly amended and supplemented hereby, the Credit Agreement shall remain unchanged and in full force and effect, and the same is hereby ratified and extended.

         2. The Borrower is hereby notified that the Borrowing Base as of November 1, 2001 shall be $45,000,000.00 and shall remain at such amount until redetermined pursuant to the terms of the Credit Agreement and the Monthly Commitment Reduction shall be $0.00.

         3. The obligations described in the Credit Agreement, as amended hereby, including but not limited to the indebtedness evidenced by the Notes executed in conjunction with the Credit Agreement, shall continue to be secured by the assets of the Borrower described in the Security Instruments, without interruption or impairment of any kind.

         4. The Borrower hereby agrees to pay all reasonable attorney fees and legal expenses incurred by the Agent and the Arranger in preparation, execution and implementation of this Amendment.

         5. This Amendment shall be construed in accordance with and governed by the laws of the State of Oklahoma, and shall be binding on and inure to the benefit of the Borrower and the Banks, and their respective successors and assigns. All obligations of the Borrower under the Credit Agreement and all rights of the Banks and any other holder of the Notes, whether expressed herein or in the Notes, shall be in addition to and not in limitation of those provided by applicable law. The Borrower irrevocably agrees that, subject to the Banks' sole election, all suits or proceedings arising from or related to the Credit Agreement, as amended, or the Notes may be litigated in courts (whether State or Federal) sitting in Oklahoma City, Oklahoma, and the Borrower hereby irrevocably waives any objection to such jurisdiction and venue.

         6. This Amendment may be executed in as many counterparts as are deemed necessary or convenient, and it shall not be necessary for the signature of more than any one party to appear on any single counterpart. Each counterpart shall be deemed an original, but all shall be construed together as one and the same instrument.


              THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

         So executed effective as of the date first hereinabove written.

                  "BORROWER"                CANAAN ENERGY CORPORATION,
                                            an Oklahoma corporation

                                               /s/ JOHN K. PENTON
                                            -----------------------------------
                                            By:    John K. Penton
                                            Title: President


                  "BANKS"                   BANK ONE, NA,
                                            as Agent and Bank

                                               /s/ COY GALLATIN
                                            -----------------------------------
                                            By:    Coy Gallatin
                                            Title: Vice President


                                            MIDFIRST BANK

                                               /s/ JAMES P. BOGGS
                                            -----------------------------------
                                            By:    James P. Boggs
                                            Title: Assistant Vice President


                                            LOCAL OKLAHOMA BANK, N.A.

                                               /s/ JOHN K. SLAY, JR.
                                            -----------------------------------
                                            By:    John K. Slay, Jr.
                                            Title: Senior Vice President


                  "ARRANGER"                BANC ONE CAPITAL MARKETS, INC.

                                               /s/ FRANK L. GROSSMAN
                                            -----------------------------------
                                            By:    Frank L. Grossman
                                            Title: Director


                  "AGENT"                   BANK ONE, NA,

                                               /s/ COY GALLATIN
                                            -----------------------------------
                                            By:    Coy Gallatin
                                            Title: Vice President